Exhibit 99.1
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	88
Chapter 11	For the Period FROM:	2/1/2009
Case No. LA 01-44828-SB (Substantively Consolidated with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-44833-SB through LA 01-44836-SB; and LA 01-44841-SB)	TO:	2/28/2009

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21
A. Total Receipts per all Prior Interim Statements		$11,561,950.94	$10,772,332.51	$1,268,719.47
B. Less: Total Disbursements per all Prior Statements		$11,025,576.94	$10,452,993.12	$45,116.80
C. Beginning Balance		$804,707.21	$385,295.60	$1,223,602.67
D. Receipts during Current Period
Description

2/4/2009	WABC	$18,750.00
2/11/2009	Wire Transfer		$35,000.00
2/18/2009	Compact Collections	$21,348.92
2/25/2009	Wire Transfer		$25,000.00
2/27/2009	Killer Inside Me (AN)		$150.00
2/27/2009	Interest	$118.61

TOTAL RECEIPTS THIS PERIOD		$40,217.53	$60,150.00	$—	—

E. Balance Available (C plus D)		$844,924.74	$445,445.60	$1,223,602.67	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 88	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

Wire	02/06/2009	ADP		$82.96
1350	02/10/2009	Anthem Blue Cross		$2,553.00
1358	02/10/2009	Accurate Express		$29.15
1359	02/10/2009	Bonded Services		$4,000.00
1360	02/10/2009	Brandon & Morner-Ritt		$1,787.45
1361	02/10/2009	Clumeck Stern Schenkelberg & Getzoff		$975.00
1362	02/10/2009	Kevin Marino Expenses		$119.64
1363	02/10/2009	New Wave Entertainment		$289.00
1364	02/10/2009	Recall		$1,013.54
1365	02/10/2009	USI		$3,038.00
1366	02/10/2009	Xerox		$65.81
8568	02/10/2009	Payroll		$1,363.01
8569	02/10/2009	Payroll		$6,467.08
8570	02/10/2009	Payroll		$2,897.51
Wire	02/10/2009	Payroll Tax		$6,431.24
Wire	02/11/2009	Wire Transfer	$35,000.00
Wire	02/12/2009	Comerica Bank		$184.96
Wire	02/13/2009	ADP		$20.00
1369	02/17/2009	Anthem Blue Cross		$2,415.00
1370	02/17/2009	Blue Shield		$319.00
1371	02/17/2009	Global Media Television		$3,750.00
1372	02/17/2009	ITE Solutions		$150.00
1373	02/17/2009	West End Media		$14,100.00
Wire	02/20/2009	ADP		$82.96
Wire	02/24/2009	Payroll Tax		$6,316.77
1374	02/24/2009	AT & T		$290.40
1375	02/24/2009	Alice Neuhauser Expenses		$1,750.00
1376	02/24/2009	New Beginnings Enterprises		$4,720.30
1377	02/24/2009	AT & T		$84.92
1378	02/24/2009	Arrowhead		$33.28
1379	02/24/2009	Alice Neuhauser Expenses		$427.20
8571	02/24/2009	Payroll		$1,362.99
8572	02/24/2009	Payroll		$6,412.00
8573	02/24/2009	Payroll		$2,897.53
Wire	02/25/2009	Wire Transfer	$25,000.00
Wire	02/26/2009	ADP		$267.05
Wire	02/27/2009	ADP		$80.00
Wire	02/27/2009	HSA		$9,000.00
Wire	02/27/2009	City National Bank			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$60,000.00	$85,776.75	$50.00	—

G. Ending Balance (E less F)			$784,924.74	$359,668.85	$1,223,552.67	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 88	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£218,889.40	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£247,069.47	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$39,970.00
Denial Venture	1890-69-6501	$244,556.83
Cracker LLC	1891-04-1665	$15,569.01
Swing	323-518095	$13,031.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession